NORWOOD
--------------------------------------------------------------------------------
FINANCIAL CORP    712 Main Street o Honesdale, Pennsylvania 18431 o 570-253-1455


FOR IMMEDIATE RELEASE
---------------------


           NORWOOD FINANCIAL CORP ANNOUNCES EARNINGS INCREASE OF 9.7%
           ----------------------------------------------------------


Honesdale, PA - January 23, 2006


         William W. Davis Jr, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq-NWFL) and its subsidiary Wayne Bank announced record earnings for the year ended December 31, 2005 of $5,497,000, which represented an increase of $487,000 or 9.7% over the $5,010,000 earned in 2004. Earnings per share on a fully diluted basis were $2.02 compared to $1.85 in 2004. The return on average assets for the year was 1.31%, with return on average equity of 11.72%. Both of these performance measures improved over the prior year. Earnings for the fourth quarter of 2005 totaled $1,442,000, reflecting a 5.8% increase over the $1,363,000 earned in the similar period of 2004. Earnings per share (diluted) for the current quarter totaled $.53, increasing from $.50 for the prior year period.

         Total assets as of December 31, 2005 were $433.6 million, with loans receivable of $290.9 million, deposits of $340.6 million and shareholders' equity of $48.1 million. Total assets have increased $21.9 million, or 5.3%, when compared to December 31, 2004.

         Loans receivable have increased $36.1 million, or 14.2% from the prior year. The increase was principally due to growth in commercial real estate loans, which showed an

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

increase in excess of 20%. The Company also had growth in residential mortgage originations and home equity lending through its branch system. Non-performing loans totaled $353,000, or .12% of total loans compared to $67,000, or .03% as of December 31, 2004. The increase is due to one loan relationship for which the Company is actively pursuing a resolution. Net charge-offs were down significantly in 2005, at $129,000 compared to $274,000 in 2004 due to a lower level of indirect automobile charge-offs. As a result of the lower level of charge-offs, the Company was able to reduce the provision for loan loss expense to $350,000 in 2005 from $455,000 in 2004. Notwithstanding the lower provision, the allowance for loan losses increased by $221,000 to $3,669,000 as of December 31, 2005 and equaled 1.26% of total loans at that date.

         For the year ended December 31, 2005, net interest income, on a fully taxable equivalent basis, totaled $15,889,000 with a net interest margin of 3.99% improving from $14,653,000 and a net interest margin of 3.91% for 2004. Net interest income (fully taxable equivalent) for the three months ended December 31, 2005 totaled $4,104,000, an increase of 8.1% over the similar period in 2004. The net interest margin (fully taxable equivalent) was 4.01% in the current period increasing from 3.93% for the 2004 period. The increases for the year and the quarter were principally due to loan growth, a higher percentage of loans on the balance sheet and to a lesser extent, the higher prime rate and Fed funds rate in 2005.

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

         Other income for the year, excluding net gains on sales of securities, totaled $3,506,000 compared to $3,088,000 in 2004. The increase was principally due to an increase in deposit service charges, growth in Wealth Management and Trust Division revenues and loan related fees. Net gains on sales of securities were significantly lower in 2005 at $42,000 compared to $458,000 in 2004, due to a lower level of securities sold in the higher interest environment of 2005. Other income, excluding gains and losses on the sales of securities, for the three months ended December 31, 2005 totaled $896,000 increasing from $829,000 in 2004. The increase was principally due to an increase in loan related fees and revenue from the Wealth Management and Trust Division. For the year ended December 31, 2005, expenses totaled $10,623,000, a 5.3% increase over 2004. The change was principally due to increases in the cost of employee benefit plans, and expense associated with the Company's Sarbanes-Oxley compliance. Other expenses totaled $2,668,000 for the three months ended December 31, 2005, an increase of 5.0% over the similar period in 2004.

         Norwood Financial Corp., through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest

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

rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP.
          570-253-1455
          www.waynebank.com

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

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)

                                                                                 December 31
                                                                         ----------------------------
                                                                              2005            2004
                                                                         ----------------------------
ASSETS                                                                    (unaudited)
  Cash and due from banks                                                $     9,746    $      7,488
  Interest bearing deposits with banks                                            70             118
  Federal funds sold                                                               0          13,060
                                                                         ------------   -------------
          Cash and cash equivalents                                            9,816          20,666

  Securities available for sale                                              115,814         116,933
  Securities held to maturity, fair value 2005:$1,480 2004: $5,878             1,452           5,724
  Loans receivable (net of unearned Income)                                  290,890         254,757
  Less: Allowance for loan losses                                              3,669           3,448
                                                                         ------------   -------------
     Net loans receivable                                                    287,221         251,309
  Investment in FHLB Stock                                                     1,620           2,225
  Bank premises and equipment,net                                              5,393           5,489
  Accrued interest receivable                                                  1,812           1,641
  Other assets                                                                10,428           7,639
                                                                         ------------   -------------
          TOTAL ASSETS                                                   $   433,556    $    411,626
                                                                         ============   =============

LIABILITIES
  Deposits:
    Non-interest bearing demand                                          $    50,891    $     44,450
    Interest-bearing                                                         289,712         274,195
                                                                         ------------   -------------
          Total deposits                                                     340,603         318,645
  Short-term borrowings                                                       18,564          22,982
  Long-term debt                                                              23,000          23,000
  Accrued interest payable                                                     1,691           1,200
  Other liabilities                                                            1,590             114
                                                                         ------------   -------------
          TOTAL LIABILITIES                                                  385,448         365,941

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
     issued: 2,705,715 shares                                                    270             270
  Surplus                                                                      5,648           5,336
  Retained earnings                                                           43,722          40,222
  Treasury stock, at cost: 2005: 21,189 shares, 2004: 8,913 shares              (633)           (149)
  Unearned ESOP Shares                                                          (127)           (327)
  Accumulated other comprehensive income                                        (772)            333
                                                                         ------------   -------------
          TOTAL STOCKHOLDERS' EQUITY                                          48,108          45,685
                                                                         ------------   -------------

          TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                                        $   433,556    $    411,626
                                                                         ============   =============

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

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)

                                                           Three Months Ended December 31Year Ended December 31
                                                          -------------------------------------------------------
                                                                2005            2004          2005         2004
                                                          ----------------------------  -------------------------
INTEREST INCOME                                             (unaudited)    (unaudited)    (unaudited)
    Loans receivable, including fees                      $     4,848    $      3,908   $   17,583   $    14,794
    Securities                                                    999             987        4,053         4,142
    Other                                                          57              45          132            70
                                                          ------------   -------------  -----------  ------------
         Total Interest income                                  5,904           4,940       21,768        19,006

INTEREST EXPENSE
    Deposits                                                    1,520             927        4,871         3,555
    Short-term borrowings                                         122              48          416           151
    Long-term debt                                                299             324        1,218         1,288
                                                          ------------   -------------  -----------  ------------
         Total Interest expense                                 1,941           1,299        6,505         4,994
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME                                             3,963           3,641       15,263        14,012
PROVISION FOR LOAN LOSSES                                          70              65          350           455
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             3,893           3,576       14,913        13,557

OTHER INCOME
    Service charges and fees                                      677             633        2,507         2,122
    Income from fiduciary activities                               89              63          343           301
    Net realized gains/(loss) on sales of securities              (41)            145           42           458
    Gains on sale of loans                                          1               4           64            67
    Other                                                         129             129          592           598
                                                          ------------   -------------  -----------  ------------
         Total other income                                       855             974        3,548         3,546

OTHER EXPENSES
    Salaries and  employee benefits                             1,329           1,293        5,410         5,133
    Occupancy, furniture and equipment                            398             330        1,503         1,355
    Data processing related                                       151             146          625           597
    Losses on lease residuals                                      --              --           --            90
    Taxes, other than income                                      108              91          334           276
    Professional Fees                                              94              90          444           323
    Other                                                         588             592        2,307         2,316
                                                          ------------   -------------  -----------  ------------
         Total other expenses                                   2,668           2,542       10,623        10,090

INCOME BEFORE TAX                                               2,080           2,008        7,838         7,013
INCOME TAX EXPENSE                                                638             645        2,341         2,003
                                                          ------------   -------------  -----------  ------------
NET INCOME                                                $     1,442    $      1,363   $    5,497   $     5,010
                                                          ============   =============  ===========  ============

Basic earnings per share                                  $      0.54    $       0.51   $     2.06   $      1.89
                                                          ============   =============  ===========  ============

Diluted earnings per share                                $      0.53    $       0.50   $     2.02   $      1.85
                                                          ============   =============  ===========  ============

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

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended December 31                                 2005            2004
------------------------------                            ------------   -------------

Net interest income                                       $     3,963    $      3,641
Net income                                                      1,442           1,363

Net interest spread (fully taxable equivalent)                   3.52%           3.60%
Net interest margin (fully taxable equivalent)                   4.01%           3.93%
Return on average assets                                         1.32%           1.33%
Return on average equity                                        11.97%          11.98%
Basic  earnings per share                                 $      0.54    $       0.51
Diluted earnings per share                                       0.53            0.50

Year Ended December 31
----------------------

Net interest income                                       $    15,263    $     14,012
Net income                                                      5,497           5,010

Net interest spread (fully taxable equivalent)                   3.58%           3.60%
Net interest margin (fully taxable equivalent)                   3.99%           3.91%
Return on average assets                                         1.31%           1.27%
Return on average equity                                        11.72%          11.39%
Basic  earnings per share                                 $      2.06    $       1.89
Diluted earnings per share                                       2.02            1.85

As of December 31
-----------------

Total Assets                                              $   433,556    $    411,626
Total Loans receivable                                        290,890         254,757
Allowance for loan  losses                                      3,669           3,448
Total deposits                                                340,603         318,645
Stockholders' equity                                           48,108          45,685
Trust Assets  under management                                 86,972          83,397

Book value per share                                      $     17.18    $      16.95
Equity to total assets                                          11.10%          11.10%
Allowance to total loans receivable                              1.26%           1.35%
Nonperforming loans to total loans                               0.12%           0.03%

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

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                              31-Dec          30-Sep        30-Jun       31-Mar          31-Dec
                                                               2005            2005          2005         2005            2004
                                                          ------------   -------------  -----------  ------------   -------------
ASSETS
   Cash and due from banks                                $     9,746    $      9,755   $   11,895   $     7,186  $        7,488
   Interest bearing deposits with banks                            70             132          119            29             118
   Federal funds sold                                              --           2,295        5,290            --          13,060
                                                          ------------   -------------  -----------  ------------   -------------
        Cash and cash equivalents                               9,816          12,182       17,304         7,215          20,666

   Securities available for sale                              115,814         113,162      111,497       119,490         116,933
   Securities held to maturity                                  1,452           2,860        3,337         5,103           5,724
   Loans receivable (net of unearned Income)                  290,890         282,264      275,558       266,032         254,757
   Less: Allowance for loan losses                              3,669           3,643        3,600         3,523           3,448
                                                          ------------   -------------  -----------  ------------   -------------
        Net loans receivable                                  287,221         278,621      271,958       262,509         251,309
   Investment in FHLB stock                                     1,620           1,711        1,973         2,477           2,225
   Bank premises and equipment, net                             5,393           5,454        5,434         5,475           5,489
   Foreclosed real estate                                          --              --           --            --              --
   Other assets                                                12,240          11,621       11,052        10,919           9,280
                                                          ------------   -------------  -----------  ------------   -------------
        TOTAL ASSETS                                      $   433,556    $    425,611   $  422,555   $   413,188    $    411,626
                                                          ============   =============  ===========  ============   =============

LIABILITIES
   Deposits:
   Non-interest bearing demand                            $    50,891    $     58,061   $   53,628   $    46,774    $     44,450
   Interest- bearing deposits                                 289,712         282,370      285,305       270,174         274,195
                                                          ------------   -------------  -----------  ------------   -------------
        Total deposits                                        340,603         340,431      338,933       316,948         318,645
   Other borrowings                                            41,564          34,515       33,928        47,956          45,982
   Other liabilities                                            3,281           3,218        2,863         2,689           1,314
                                                          ------------   -------------  -----------  ------------   -------------
        TOTAL LIABILITIES                                     385,448         378,164      375,724       367,593         365,941

STOCKHOLDERS' EQUITY                                           48,108          47,447       46,831        45,595          45,685
                                                          ------------   -------------  -----------  ------------   -------------
        TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                          $   433,556    $    425,611   $  422,555   $   413,188    $    411,626
                                                          ============   =============  ===========  ============   =============

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

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                            31-Dec          30-Sep        30-Jun       31-Mar          31-Dec
Three months ended                                           2005            2005          2005         2005            2004
                                                          ------------   -------------  -----------  ------------   -------------
INTEREST INCOME
    Loans receivable, including fees                      $     4,848    $      4,527   $    4,288   $     3,920    $      3,908
    Securities                                                    999             993        1,020         1,041             987
    Other                                                          57              58            5            12              45
                                                          ------------   -------------  -----------  ------------   -------------
         Total Interest income                                  5,904           5,578        5,313         4,973           4,940

INTEREST EXPENSE
    Deposits                                                    1,520           1,262        1,102           987             927
    Borrowings                                                    421             382          415           416             372
                                                          ------------   -------------  -----------  ------------   -------------
         Total Interest expense                                 1,941           1,644        1,517         1,403           1,299
NET INTEREST INCOME                                             3,963           3,934        3,796         3,570           3,641
PROVISION FOR LOAN LOSSES                                          70              90           90           100              65
                                                          ------------   -------------  -----------  ------------   -------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                             3,893           3,844        3,706         3,470           3,576

OTHER INCOME
    Service charges and fees                                      677             648          603           579             633
    Income from fiduciary activities                               89              78           92            84              63
    Net realized gains (losses) on sales of securities            (41)              3            3            77             145
    Gains on sale of loans                                          1               8           15            40               4
    Other                                                         129             171          152           140             129
                                                          ------------   -------------  -----------  ------------   -------------
         Total other income                                       855             908          865           920             974

OTHER EXPENSES
    Salaries and  employee benefits                             1,329           1,360        1,334         1,387           1,293
    Occupancy, furniture and equipment, net                       398             356          365           384             330
    Other                                                         941             911          978           880             919
                                                          ------------   -------------  -----------  ------------   -------------
         Total other expenses                                   2,668           2,627        2,677         2,651           2,542

INCOME BEFORE TAX                                               2,080           2,125        1,894         1,739           2,008
INCOME TAX EXPENSE                                                638             643          564           496             645
                                                          ------------   -------------  -----------  ------------   -------------
NET INCOME                                                $     1,442    $      1,482   $    1,330   $     1,243    $      1,363
                                                          ============   =============  ===========  ============   =============

Basic  earnings per share                                 $      0.54    $       0.56   $     0.50   $      0.47    $       0.51
                                                          ============   =============  ===========  ============   =============

Diluted earnings per share                                $      0.53    $       0.54   $     0.49   $      0.46    $       0.50
                                                          ============   =============  ===========  ============   =============

Book Value per share                                      $     17.18    $      17.64   $    17.41   $     16.90    $      16.95

Return on average equity                                        11.97%          12.43%       11.48%        10.96%          11.98%
Return on average assets                                         1.32%           1.38%        1.29%         1.24%           1.33%

Net interest spread                                              3.52%           3.63%        3.64%         3.52%           3.60%
Net interest margin                                              4.01%           4.06%        4.03%         3.86%           3.93%

Allowance for loan losses to total loans                         1.26%           1.29%        1.31%         1.32%           1.35%
Net charge-offs to average loans (annualized)                    0.06%           0.07%        0.02%         0.04%           0.05%
Nonperforming loans to total loans                               0.12%           0.04%        0.04%         0.03%           0.03%
Nonperforming assets to total assets                             0.08%           0.02%        0.02%         0.02%           0.02%

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